Supplement dated September 16, 2010
to the Statement of Additional Information
for Principal Funds, Inc.
dated December 21, 2009

(as supplemented on March 16, 2010 and May 3, 2010)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

MANAGEMENT
On page 5 of the supplement dated March 16, 2010, delete the third complete sentence of the sixth full paragraph and substitute: Mr. Damos served as President and Chief Executive Officer of Weitz Company
from 2006-2010 and Vertical Growth Officer from 2004-2006.

MULTIPLE CLASS STRUCTURE
On page 10 of the supplement dated March 16, 2010, in the sixth bulleted item in the list at the bottom of the page, delete $300 and substitute $1,000.

PORTFOLIO HOLDINGS DISCLOSURE
On page 38, in the first sentence in this section, delete fifteenth and substitute thirteenth.

PORTFOLIO MANAGER DISCLOSURE
On pages 19-20 of the supplement dated March 16, 2010, in the section for Credit Suisse Asset
Management, LLC, delete the information for Andrew Karsh. Add the following information to the disclosure for Other Accounts Managed and Ownership of Securities:

This information is as of August 17, 2010.

Other Accounts Managed
	Total	Total Assets in	Number of	Total Assets
	Number	the Accounts	Accounts	of the
	of		that base	Accounts that
	Accounts		the	base the
			Advisory	Advisory Fee
			Fee on	on
			Performanc	Performance
e
Nelson Louie	N/A	N/A	N/A	N/A
Diversified Real Asset Fund
Registered investment companies	6	$3,908,194,480	0	0
Other pooled investment vehicles	10	$1,349,215,136	0	0
Other accounts	4	$456,607,099	0	0

Ownership of Securities
Portfolio Manager	Funds Managed by Portfolio Manager		Dollar Range of
	(list each fund on its own line)		Securities Owned by
the Portfolio Manager
Nelson Louie	Diversified Real Asset Fund		None